PGOF-P29 05/25

Prospectus Supplement	May 19, 2025

SUPPLEMENT DATED MAY 19, 2025

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

OF EACH FUND LISTED IN SCHEDULE A

I. Proposed Conversion of Funds to ETFs

For all existing and prospective shareholders of each fund listed in in Schedule A (each, a “Mutual Fund” and, together, the “Mutual Funds”):

•	The Mutual Funds will be converted into exchange traded funds. This conversion is anticipated to occur in or around the fourth quarter of 2025 or the first quarter of 2026.
•	If you are an existing shareholder of a Mutual Fund, and your account can hold an exchange traded fund, your Mutual Fund shares will be converted, and no action is needed by you.
•	If you hold shares of a Mutual Fund in an account that cannot hold an exchange traded fund (i.e., your account is not permitted to purchase securities traded in the stock market), there are certain actions you can take.
•	The conversion does not require your approval, and you are not being asked to vote.

At a meeting on May 16, 2025, the Board of Trustees of the Putnam Funds (the “Board”) approved the conversion of the Mutual Funds into exchange traded funds through the reorganization of each Mutual Fund with and into a newly-organized exchange traded fund (each such fund an “ETF” and, together, the “ETFs”).

The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Mutual Funds, determined that participation in the reorganization is in the best interests of each Mutual Fund and that the interests of existing shareholders of the Mutual Funds will not be diluted as a result of the reorganization.

Pursuant to an Agreement and Plan of Reorganization (the “Plan”) approved by the Board, the reorganization of each Mutual Fund will consist of (1) the transfer of substantially all of the Mutual Fund’s assets, subject to its liabilities, to the corresponding ETF in return for shares of the ETF; and (2) the distribution of the ETF shares to the Mutual Fund’s shareholders in complete liquidation of the Mutual Fund. Each ETF’s investment goal, principal investment strategies, investment adviser, and portfolio management team are expected to be the same as that of the corresponding Mutual Fund.

Franklin Advisers, Inc. (“Franklin Advisers”), each Mutual Fund’s investment adviser, believes that the reorganization will provide multiple benefits for shareholders of the Mutual Funds, including lower net expenses, additional trading flexibility with respect to fund shares, and increased portfolio holdings transparency.

Completion of the reorganization is subject to a number of conditions under the Plan. Mutual Fund shareholders are not required to approve and will not be asked to vote on the reorganization. Subject to regulatory approvals, Mutual Fund shareholders will receive on or around August 7, 2025, a prospectus/information statement describing in detail both the reorganization and the corresponding ETF and a summary of the Board’s considerations in approving the reorganization.

Before the reorganization, each class of shares of the Mutual Funds, other than class R6 shares, will be consolidated into class R6 shares (without a contingent deferred sales charge or other charge) (the “Share Class Consolidation”). After the Share Class Consolidation, any fractional shares held by shareholders will be redeemed, and the Mutual Funds will distribute the redemption proceeds to those shareholders. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

The Share Class Consolidation is intended to move shareholders into a share class that most closely resembles the ETFs’ anticipated share class structure. The Mutual Funds have adopted a Rule 12b-1 Plan for class A and C shares under which the Mutual Funds compensate the Mutual Funds’ distributor for expenses associated with distribution-related and/or shareholder services. The Mutual Funds have not adopted a Rule 12b-1 Plan for class R6 or Y shares. While the ETFs are expected to adopt a Rule 12b-1 Plan, Franklin Advisers currently does not intend for fees under the Rule 12b-1 Plan to be charged to the ETFs for the foreseeable future. R6 Class shares of each Fund have lower gross and net total expense ratios than Class A, Class C and Class Y shares, as applicable. The Share Class Consolidation would be effected on the basis of the relative net asset values (“NAVs”) of the two relevant classes, without the imposition of any sales load, fee or other charge.

Importantly, in order to receive shares of an ETF as part of a conversion, Mutual Fund shareholders must hold their shares of a Mutual Fund through a brokerage account that can accept shares of an ETF. If shareholders do not hold their shares of a Mutual Fund through that type of brokerage account, the ETF shares the shareholder receives as part of the conversion will be held in a default account on behalf of the shareholder for a period of time, after which they will be liquidated and the proceeds send to the shareholder if not moved to an appropriate brokerage account. For shareholders that do not currently hold their shares of a Mutual Fund through a brokerage account that can hold shares of an ETF, information will be provided regarding additional actions that those shareholders must take in order to receive shares of an ETF as part of a conversion. No further action is required for shareholders that hold shares of a Mutual Fund through a brokerage account that can hold shares of an ETF.

Upon the closing of the reorganization, each shareholder of a Mutual Fund will receive shares of the corresponding ETF having the same aggregate NAV as the shares of the Mutual Fund they held on the date of the reorganization and become a shareholder of the ETF. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization, except to the extent that they receive cash in connection with the redemption of any fractional shares prior to the reorganization. It is anticipated that the reorganization would occur in or around the fourth quarter of 2025 or the first quarter of 2026.

II. Waivers of Sales Charges

Effective July 19, 2025, any front-end sales charges applicable to the purchase of Mutual Fund shares or contingent deferred sales charges applicable to the redemption of Mutual Fund shares will be waived.

QUESTIONS AND ANSWERS

Q: Why is my Mutual Fund being converted to an ETF?

A: Franklin Advisers and the Board believe that the conversions will provide multiple benefits for shareholders of the Mutual Funds, including lower net expenses, additional trading flexibility and increased portfolio holdings transparency.

Q: What are the differences between an exchange traded fund and a mutual fund?

A: Exchange traded funds are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An exchange traded fund will not issue multiple classes of shares.
•	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most exchange traded fund investors will buy and sell shares in secondary market transactions through brokers.
•	A mutual fund will accept purchase and redemption orders from any shareholders on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An exchange traded fund will issue or redeem shares at its NAV per share only in one or more groupings of a specified large number of shares called a “Creation Unit,” on days that the exchange traded fund is open for business. Only an exchange traded fund’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the exchange traded fund. All other shareholders will buy and sell shares of the exchange traded fund on an exchange at market prices.

The principal risks of an investment in an ETF will be substantially similar to the principal risks of an investment in the corresponding Mutual Fund, except that, as a shareholder of the ETF, you would also subject to risks related to its ETF structure. These risks include the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV or that an ETF’s “authorized participants” will not engage in creation or redemption transactions, which could cause the ETF’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting from the securities exchange on which they trade. Following the conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling ETF shares in the secondary market that shareholders do not experience as shareholders of a Mutual Fund.

Q: How are the ETFs expected to be managed after the change?

A: The ETFs are expected to be managed in the same manner as the corresponding Mutual Funds, with no changes to the investment goal, principal investment strategies, or investment adviser. Each ETF is expected to be managed by the same portfolio managers as the corresponding Mutual Fund.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any ETF, nor is it a solicitation of any proxy. For more information regarding the ETFs, or to receive a free copy of the prospectus/information statement relating to the reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/information statement relating to the reorganization will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/information statement relating to the reorganization carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.

 Schedule A

Putnam California Tax Exempt Income Fund

Putnam Massachusetts Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Short-Term Municipal Income Fund

Putnam Tax-Exempt Income Fund

Putnam Tax Free High Yield Fund